ADVISORSHARES TRUST

AdvisorShares STAR Global Buy-Write ETF

NYSE Arca Ticker: VEGA

Supplement dated December 30, 2013

to the summary and statutory prospectuses

and statement of additional information dated October 28, 2013

This supplement provides new and additional information beyond that contained in the summary and statutory prospectuses (together, the “Prospectuses”) and statement of additional information (“SAI”) for the AdvisorShares STAR Global Buy-Write ETF (the “Fund”) and should be read in conjunction with the Prospectuses and SAI.

Effective immediately, Scott Dooley, Brian Sommers, and Chris Romano, each with Partnervest Advisory Services, LLC, the investment sub-adviser to the Fund, will join James G. Herrell and Kenneth R. Hyman as portfolio managers of the Fund. The Fund’s investment objective, principal risks, fund fees and expenses, and the day-to-day management of the Fund have not changed as a result of the Fund’s portfolio manager additions. Specific revisions to the Fund’s Prospectuses and SAI are set forth below.

Prospectuses

The table on page 5 is deleted and replaced with the following:

PORTFOLIO MANAGERS

Name and Title	Length of Service with Sub-Advisor
James G. Herrell, CFA, Director of Investments	since 2008
Kenneth R. Hyman, President and Chief Executive Officer	since 2002
Scott Dooley, CFA, Portfolio Manager	since 2013
Brian Sommers, CFA, Portfolio Manager	since 2013
Chris Romano, CFA, Portfolio Manager	since 2013

Statutory Prospectus

The following paragraphs are added to the “Portfolio Managers” discussion on page 14:

Scott Dooley, CFA, Portfolio Manager

Mr. Dooley joined Partnervest Advisory Services in 2013 and serves as a portfolio manager, as well as an ad hoc member of its Investment Management Committee. He is also the co-founder and Managing Director of Fusion Investment Group, LLC, an SEC registered investment advisory firm that specializes in global asset management solutions. Mr. Dooley oversees all portfolio management activities and investment research at Fusion Investment Group, LLC. Prior to co-founding Fusion in 2006, he served as Managing Partner and Chief Investment Officer for Blue Vase Capital Management. Recognized by Institutional Investor News as one of the '20 Rising Stars of Hedge Funds', Mr. Dooley has a BS degree with Honors in Finance from Grove City College and an MBA from the University of Chicago Booth School of Business. Mr. Dooley has earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and CFA Society of Pittsburgh.

Brian Sommers, CFA, Portfolio Manager

Mr. Sommers joined Partnervest Advisory Services in 2013 and serves as a portfolio manager, as well as an ad hoc member of its Investment Management Committee. He is also Managing Director of Fusion Investment Group, LLC, an SEC registered investment advisory firm that specializes in global asset management solutions. Mr. Sommers brings over 20 years of investment management experience to Partnervest. Prior to joining Fusion, Mr. Sommers was the Chief Investment Officer at McKinley Carter Wealth Services. In that role he oversaw the formulation of investment strategies and the selection of investments for individual and institutional clients. Over his career, Mr. Sommers has managed portfolios for a variety of clients including Taft-Hartley, endowments, foundations, corporations, individuals, and public entities. He has held positions in investment consulting and client service for both institutional and high net worth clients. Mr. Sommers has an MBA from the University of Pittsburgh's Katz Graduate School of Business, has earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and CFA Society of Pittsburgh.

Chris Romano, CFA, Portfolio Manager

Mr. Romano joined Partnervest Advisory Services in 2013 and serves as a portfolio manager, as well as an ad hoc member of its Investment Management Committee. He is also Director of Research at Fusion Investment Group, LLC, an SEC registered investment advisory firm that specializes in global asset management solutions. Mr. Romano is responsible for the research and design of quantitative models, along with the development and implementation of trading processes and systems for the firm's products. He obtained his Bachelor of Science degree in Information Science with a minor in Business from the University of Pittsburgh, where he graduated Magna Cum Laude. He joined Blue Vase Securities, LLC in 2002 as System Administrator and brokerage support. He was an integral part of every department within the firm -- working with the trading desk, constructing a new commission system for the RIA Division, and overseeing the functionality of the computer systems. Mr. Romano joined ITS Asset Management's IT Department in 2004 and was responsible for overseeing that department even while his primary function at the firm was his position as a Member of ITS's Investment Advisory Committee providing insight and analytical information to be used for upcoming asset allocations. Mr. Romano has earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and CFA Society of Pittsburgh.

Statement of Additional Information

The following replaces the section of the SAI titled “Portfolio Managers - STAR Global Buy-Write ETF - Partnervest Advisory Services LLC”:

Portfolio Manager Compensation. The portfolio managers are compensated by Partnervest Advisory Services LLC and do not receive any compensation from the Fund or the Advisor.

Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Shares Owned in the Fund*
James G. Herrell	$1-$10,000
Kenneth R. Hyman	$50,001-$100,000
Scott Dooley	None
Brian Sommers	None
Chris Romano	None

* Information provided as of November 30, 2013.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
James G. Herrell	1	$24.7	0	$0	1408	$160
Kenneth R. Hyman	1	$24.7	0	$0	0	$0
Scott Dooley	1	$24.7	1	$1.4	833	$162.6
Brian Sommers	1	$24.7	0	$0	868	$178.4
Chris Romano	1	$24.7	0	$0	751	$101

* Information provided as of November 30, 2013.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.